TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, as supplemented, Summary Prospectus and

Statement of Additional Information, as supplemented

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Transamerica Money Market

Proposed Change in Sub-Adviser. It is proposed that AEGON USA Investment Management, LLC (“AUIM”) become the sole sub-adviser to Transamerica Money Market (the “Fund”). AUIM is an affiliate of Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment adviser. In connection with the proposed sub-adviser change, the Fund would be renamed Transamerica AEGON Money Market. The Fund’s Board of Trustees has approved the change in sub-adviser. This change is expected to occur on or about March 31, 2011, but may occur sooner. Shareholder approval of the sub-advisory agreement with AUIM must be obtained, and the Board has authorized seeking such approval. Proxy materials describing AUIM and its proposed sub-advisory agreement with TAM are expected to be mailed in the first quarter of 2011.

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Investors Should Retain this Supplement for Future Reference

January 19, 2011